ACQUISTION AND DIVESTITURE ACTIVITY	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Acquistion and divestiture activity

NOTE 3. ACQUISITION AND DIVESTITURE ACTIVITY

We consolidate assets and liabilities acquired as of the purchase date and include earnings from acquisitions in consolidated earnings after the purchase date.

During the years ended December 31, 2014 and 2013, Sempra Energy completed the sale of equity interests in various subsidiaries that were previously wholly owned as well as the contribution of Cameron LNG, LLC to a joint venture in exchange for an equity interest in the joint venture. The following table summarizes the deconsolidation of those subsidiaries, and we discuss each transaction below, along with other acquisition and divestiture activity, by segment.

DECONSOLIDATION OF SUBSIDIARIES
(Dollars in millions)
	BrokenBow 2 Wind	CameronLNG	Energía Sierra Juárez	Copper MountainSolar 3	Sempra EnergyConsolidated
	At November 5	At October 1	At July 16	At March 13
2014:
Proceeds, net of negligible transaction costs	$58	$ ―	$26	$68	$152
Cash	―	(6)	(2)	(2)	(10)
Restricted cash	(5)	―	―	―	(5)
Other current assets	(1)	(11)	(11)	―	(23)
Property, plant and equipment, net	(151)	(1,022)	(137)	(247)	(1,557)
Other assets	(8)	(30)	(16)	(11)	(65)
Accounts payable and accrued expenses	3	93	10	82	188
Due to affiliate	―	―	39	―	39
Long-term debt, including current portion	72	―	82	97	251
Other liabilities	2	―	7	3	12
Accumulated other comprehensive income	―	―	(5)	(2)	(7)
Gain on sale of equity interests(1)	(14)	―	(19)	(27)	(60)
(Increase) in equity method investments upon
deconsolidation	$(44)	$(976)	$(26)	$(39)	$(1,085)

			Mesquite Solar 1	Copper Mountain Solar 2	Sempra Energy Consolidated
			At September 19	At July 11(3)
2013:
Proceeds from sale, net of transaction costs(2)			$100	$69	$169
Property, plant and equipment, net			(461)	(266)	(727)
Other assets			(72)	(30)	(102)
Long-term debt, including current portion			297	146	443
Other liabilities			31	19	50
Gain on sale of equity interests(1)			(36)	(4)	(40)
(Increase) in equity method investments upon
deconsolidation			$(141)	$(66)	$(207)
(1)	Included in Gain on Sale of Equity Interests and Assets on our Consolidated Statements of Operations.
(2)	Transaction costs were $3 million at both Mesquite Solar 1 and Copper Mountain Solar 2.
(3)	Proceeds from sale, net of transaction costs, was adjusted for financial position at closing in the fourth quarter of 2013.

SEMPRA MEXICO

In July 2014, Sempra Mexico completed the sale of a 50-percent interest in the 155-MW first phase of its Energía Sierra Juárez wind project to a wholly owned subsidiary of InterGen N.V. for cash proceeds of $24 million, net of $2 million cash sold. Sempra Mexico recognized a pretax gain on the sale of $19 million ($14 million after-tax). The gain on sale included a $7 million after-tax gain attributable to the remeasurement of the retained investment to fair value. Our remaining 50-percent interest in Energía Sierra Juárez is accounted for under the equity method.

SEMPRA RENEWABLES

In July 2013, Sempra Renewables formed a joint venture with Consolidated Edison Development (ConEdison Development), a nonrelated party, by selling a 50-percent interest in its 150-MW Copper Mountain Solar 2 solar power facility for $72 million in cash. Sempra Renewables recognized a pretax gain on the sale of $4 million ($2 million after-tax).

In September 2013, Sempra Renewables formed a joint venture with ConEdison Development by selling a 50-percent interest in its 150-MW Mesquite Solar 1 solar power facility for $103 million in cash. Sempra Renewables recognized a pretax gain on the sale of $36 million ($22 million after-tax).

In March 2014, Sempra Renewables formed a joint venture with ConEdison Development by selling a 50-percent interest in its 250-MW Copper Mountain Solar 3 solar power facility for $66 million in cash, net of $2 million cash sold. Sempra Renewables recognized a pretax gain on the sale of $27 million ($16 million after-tax).

In May 2014, Sempra Renewables invested $121 million (as adjusted for financial position at closing) to become a 50-percent partner with ConEdison Development in four solar projects in California. We discuss our investment in the California solar partnership further in Note 4.

In November 2014, Sempra Renewables formed a joint venture with ConEdison Development by selling a 50-percent interest in the 75-MW Broken Bow 2 Wind project for $58 million in cash. Sempra Renewables recognized a pretax gain on the sale of $14 million ($8 million after-tax). Sempra Renewables acquired the rights to develop the Broken Bow 2 Wind project in September 2013.

Our remaining 50-percent interests in Copper Mountain Solar 2, Mesquite Solar 1, Copper Mountain Solar 3, and Broken Bow 2 Wind are accounted for under the equity method. Based on the nature of the underlying assets, these investments are considered in-substance real estate. Therefore, in accordance with applicable U.S. GAAP, for each of these investment transactions, the equity method investments were measured at their historical cost and no portion of the gains was attributable to a remeasurement of the retained investments to fair value.

SEMPRA NATURAL GAS

Mesquite Power Sale

In February 2013, Sempra Natural Gas sold one 625-MW block of its 1,250-MW Mesquite Power natural gas-fired power plant in Arizona, including a portion related to common plant, for approximately $371 million in cash to the Salt River Project Agricultural Improvement and Power District (SRP). The asset was classified as held for sale at December 31, 2012 and we recognized a pretax gain on sale of $74 million ($44 million after-tax), included in Gain on Sale of Equity Interests and Assets on our Consolidated Statement of Operations in 2013. In connection with the sale, we entered into a 20-year operations and maintenance agreement with SRP on February 28, 2013, whereby SRP assumed plant operations and maintenance of the facility, including our remaining 625-MW block. We provide additional information concerning the operations and maintenance agreement in Note 15 under “Other Commitments – Sempra Natural Gas.”

Asset Held For Sale, Power Plant

We classify assets as held for sale when management approves and commits to a formal plan to actively market an asset for sale and we expect the sale to close within the next twelve months. Upon classifying an asset as held for sale, we record the asset at the lower of its carrying value or its estimated fair value reduced for selling costs, and we stop recording depreciation expense on the asset.

In January 2014, management approved a formal plan to market and sell the remaining 625-MW block of the Mesquite Power plant, and in October 2014, Sempra Natural Gas entered into a definitive agreement to sell the remaining block of the plant. We anticipate the sale will close in the first half of 2015, subject to obtaining third-party consents for the assignment to the buyer of a 25-year power sales contract associated with the plant.

At December 31, 2014, the carrying amount of the major classes of assets and related liability held for sale associated with the plant included the following:

ASSET HELD FOR SALE, POWER PLANT
(Dollars in millions)
December 31,
2014
Property, plant, and equipment, net	$290
Inventories	3
Total assets held for sale	293
Liability held for sale - asset retirement obligation(1)	(6)
Total	$287
(1)	Included in Other Current Liabilities on the Consolidated Balance Sheet.

The estimated fair value, including estimated costs to sell, exceeds the carrying amount at December 31, 2014.

Cameron LNG Holdings Joint Venture

On August 6, 2014, Sempra Natural Gas and its project partners, comprised of affiliates of GDF SUEZ S.A., Mitsui & Co., Ltd., and Mitsubishi Corporation (through a related company jointly established with Nippon Yusen Kabushiki Kaisha), provided their respective final investment decision with regard to the investment in the development, construction and operation of the natural gas liquefaction export facility at the terminal in Hackberry, Louisiana, owned by Cameron LNG, LLC (Cameron LNG). The Cameron liquefaction project utilizes Cameron LNG’s existing facilities, including two marine berths, three LNG storage tanks, and vaporization capability of 1.5 billion cubic feet (Bcf) per day. The current Cameron liquefaction project is comprised of three liquefaction trains and is being designed to a nameplate capacity of 13.5 million tonnes per annum (Mtpa) of LNG, with an expected export capability of 12 Mtpa of LNG, or approximately 1.7 Bcf per day. Commercial operation of all three trains is expected to commence in 2018, with the first year of full operations in 2019. The effective date of the Cameron LNG joint venture, Cameron LNG Holdings, LLC (Cameron LNG Holdings), among Sempra Energy and its project partners occurred on October 1, 2014 after satisfaction of various conditions, including receipt of final regulatory approval and satisfaction of conditions precedent to the first disbursement of the project financing.

Our equity in Cameron LNG Holdings was derived from our contribution of Cameron LNG to the joint venture at its historical carrying value. Each of the partners were issued equity interests in Cameron LNG Holdings in an aggregate of 49.8 percent. Cameron LNG thereby ceased to be wholly owned by Sempra Natural Gas, which retained a 50.2 percent interest in Cameron LNG Holdings. As of the October 1, 2014 effective date, Sempra Natural Gas began to account for its investment in Cameron LNG Holdings under the equity method. Sempra Energy did not recognize a gain or loss related to the contribution of Cameron LNG at cost to the joint venture.

Willmut Gas Company

In May 2012, Sempra Natural Gas acquired 100 percent of the outstanding common stock of Willmut Gas, a regulated natural gas distribution utility with 19,000 customer meters in Hattiesburg, Mississippi. Willmut Gas was purchased for $19 million in cash and the assumption of $10 million of liabilities. Included in the acquisition was $17 million in net property, plant and equipment. As a result of the acquisition, we recorded $10 million of goodwill.